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                                                                    Exhibit 99.3

                                     FORM OF

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                            TENDER OF ALL OUTSTANDING
                        11% SENIOR SECURED NOTES DUE 2005
                                 IN EXCHANGE FOR
                   11% SENIOR SECURED NOTES DUE 2005, SERIES B

                                       OF

                             DECORA INDUSTRIES, INC.


           Registered holders of outstanding 11% Senior Secured Notes due 2005 (the Old "Notes") who wish to tender their Notes in exchange for a like principal amount of new 11% Senior Secured Notes due 2005, Series B, which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), and whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date (as defined), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer--Tender Procedure" in the Prospectus, dated ___________, 1998 (the "Prospectus").


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                     UNITED STATES TRUST COMPANY OF NEW YORK
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

                    By Hand (Before 4:30 p.m.)                                 By Overnight Courier and by Hand after 4:30 p.m
                                                                                          on Expiration Date only.

              United States Trust Company of New York                              United States Trust Company of New York
                           111 Broadway                                                   770 Broadway, 13th Floor
                     New York, New York 10006                                             New York, New York 10003
                      Attention: Lower Level
                      Corporate Trust Window

                             By Mail:                                                    By Facsimile Transmission:
             (insured or registered mail recommended)
                                                                                               (212) 780-0592
              United States Trust Company of New York                                 (For Eligible Institutions Only)
                   P. O. Box 843 Cooper Station
                     New York, New York 10276                                                To confirm receipt:

                Attention: Corporate Trust Services                                            (800) 548-6565

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           DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER
THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

           This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

           THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________________ 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

           The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures For Tendering Old Notes--Tender Procedure."
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

                                                  DESCRIPTION OF SECURITIES TENDERED


        NAME(S) AND ADDRESS(ES) OF
      REGISTERED HOLDER AS IT APPEARS                 CERTIFICATE NUMBER(S) OF                      PRINCIPAL AMOUNT OF
      ON THE OLD NOTES (PLEASE PRINT)                    OLD NOTES TENDERED                          OLD NOTES TENDERED

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[ ]        CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
           TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

           Name of Tendering Institution: ______________________________________

[ ]        The Depository Trust Company

           Account Number:                ______________________________________

           Transaction Code Number:       ______________________________________



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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

           The undersigned, an Eligible Institution (as defined in the Prospectus), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b)) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange Agent the certificates representing all of the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees in the case of a book-entry transfer, and any other required documents, all within three business days after the date hereof.


Name of Firm:________________________________  _________________________________
                                               (Authorized Signature)

Address: ____________________________________  Title:___________________________

         ____________________________________  Name: ___________________________
                                 (Zip Code)            (Please type or print)

         ____________________________________  Date:____________________________
         Area Code and Telephone Number                (Please type or print)


           NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY, CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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